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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated September 17, 1998, included in this Form 10-K, into ABC's previously filed Registration Statement File Nos. 33-90086, 33-90088, 33-90090 and 33-90092 on Form 8 and No. 333-16241 on Form S-3.

                                                 /s/ Arthur Andersen LLP
                                                --------------------------------
                                                Arthur Andersen LLP

Chicago, Illinois
October 6, 1998